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                                                                   EXHIBIT 10.8
STATE OF ALABAMA                                )

COUNTY OF BALDWIN                               )


                                SECOND MORTGAGE

         KNOW ALL MEN BY THESE PRESENTS, that whereas, SOUTHWIND DEVELOPMENT COMPANY, L.L.C., a limited liability company (hereinafter called "Mortgagor"), is justly indebted to MICHAEL A. DEJUSTO and M. KATHERINE DEJUSTO, husband and wife (hereinafter collectively called "Mortgagee"), in the sum of FIVE HUNDRED FORTY-ONE THOUSAND FIVE HUNDRED AND NO/100THS DOLLARS ($541,500.00), evidenced by that certain negotiable note executed of even date herewith, and all renewals and extensions thereof, and whereas, Mortgagor agreed, in incurring said indebtedness, that this mortgage should be given to secure the prompt payment thereof;

         NOW, THEREFORE, in consideration of the premises, said Mortgagor, SOUTHWIND DEVELOPMENT COMPANY, L.L.C., and all others executing this mortgage, does hereby GRANT, BARGAIN, SELL and CONVEY unto the Mortgagee all that real property in the County of Baldwin, State of Alabama, described as follows, to-wit:

         Parcel A:

         Lot 1 of a Resubdivision of Lot A of JLB Subdivision as shown on map or plat of record in Slide #1797A, in the Office of the Probate Judge of Baldwin County, Alabama.

         AND

         Parcel B:

         Lot B, JLB Subdivision, a resubdivision of Lots 1-6, Block 9, of a resurvey of Blocks 8-12 and 28-30, Unit 1 of Gulf Shores, as shown in Map Book 12, Page 138, Baldwin County Probate Office, Baldwin County, Alabama,

         This conveyance is made subject to any rights-of-way, easements, restrictive covenants, or reservations of record in the Office of the Judge of Probate of Baldwin County, Alabama, affecting the same.

         TOGETHER WITH any and all buildings and improvements erected or hereinafter erected thereon.

         TOGETHER WITH all and singular the rights, members, privileges, hereditaments, easements and appurtenances thereunto belonging or in anywise appertaining.

         TO HAVE AND TO HOLD the premises unto the Mortgagee, its successors and assigns, forever.

         Providing always, and these presents are upon the express conditions, that if the Mortgagor shall well and truly pay to the Mortgagee the said sum of FIVE HUNDRED FORTY-ONE THOUSAND FIVE


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HUNDRED AND NO/100THS DOLLARS ($541,500.00), with interest thereon according to the tenor and effect of that certain negotiable note bearing even date herewith executed by the said SOUTHWIND DEVELOPMENT COMPANY, L.L.C., providing for consecutive monthly installments of interest only to begin thirty (30) days after the date of closing, with the balance of the indebtedness, if not sooner paid, due and payable on August 17, 1999. Additional interest at the annual rate of ten percent (10%) (which shall not be compounded) shall accrue on the principal balance remaining from time to time and be paid as and when the principal balance matures. The principal balance matures upon final closing of at least ninety percent (90%) of the multiple units proposed to be constructed upon the property conveyed by this instrument, but in no event prior to January 1, 1999, or later than August 17, 1999, said note being payable to the Mortgagee at such place as the Mortgagee shall from time to time designate; and if the Mortgagor shall perform all the covenants and agreements herein contained, then these presents shall be void; otherwise they shall remain in full force and effect. This mortgage is given to secure the payment of the above described promissory note and all renewals and extensions thereof.

         This Mortgage is hereby subordinated by Mortgagee to that certain mortgage by Mortgagor of even date herewith to First American Bank of Pensacola, N.A., and to any modifications, amendments, renewals, extensions, etc., thereof and/or thereto, including, without limitation, any modifications, amendments, renewals, or extensions which may increase the principal indebtedness secured thereby and/or extend the maturity date. This Mortgage is further subordinated by Mortgagee to any future mortgage by Mortgagor securing any existing or future indebtedness arising from the acquisition of the mortgaged property and/or the financing of any construction of improvements thereon by way of a substitute or replacement for the above referenced mortgage to First American Bank of Pensacola, N.A. The aforesaid subordination is automatic and self-effectuating and does not require the execution or recordation of any further documents on the part of Mortgagee. However, Mortgagee shall, within ten (10) days of any request therefor from time to time, execute and deliver such separate subordination instruments as may by required by Mortgagor's lender and/or title insurance company. Further, if, as and when a condominium development is constructed on the mortgaged property, Mortgagee agrees that there shall be released from the lien of this Mortgage individual condominium units until ninety percent (90%) of the total number of units established and constructed on the property have been conveyed to others. A deed of any condominium unit from Mortgagor to any third party shall be deemed to convey such unit free and clear of this Mortgage so long as said unit is one of the first ninety percent (90%) of the units to be conveyed as reflected in the Baldwin County Probate Court Records. The aforesaid released shall be automatic and self-effectuating and shall not require the execution or recordation of any separate releases. However, within ten (10) days of any request therefor from time to time, Mortgagee shall execute such partial releases as may be required by Mortgagor's lender and/or title insurance company. Mortgagee shall not be entitled to any payment under the promissory note or this Mortgage as a condition to the granting of said releases, the parties having agreed that Mortgagor is entitled to such releases without the necessity of making any payments whatsoever.

         AND THE MORTGAGOR FURTHER EXPRESSLY AGREES AND COVENANTS:

         1. That it is the lawful fee simple owner of the land, and has the right to convey the same, and will warrant and defend the premises, with the above mentioned appurtenances, to the said Mortgagee, its successors and assigns forever, against all lawful claims and demands whatsoever, except those set forth herein;

         2. The conveyance of the above described property and all warranties of the Mortgagor hereunder (whether express or statutory) are made subject to the lien of taxes hereafter falling due;


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         3.    To pay said note, and all renewals and extensions thereof, and installments of principal and interest thereon, when they respectively fall due;

         4. To pay any and all promissory note(s) secured by any mortgage(s) encumbering the above described property when they respectively fall due, and further, the Mortgagor shall not default in the payments of the said note(s), or default in any of the terms of said mortgage(s), to which this mortgage is specifically subordinated;

         5. Upon default in the payment of any installment of principal or interest on said note or upon default in the performance of any of the covenants and agreements herein contained, and further on the failure to cure said default as provided the promissory note, the Mortgagee may declare the entire principal sum of said indebtedness and interest thereon immediately due and payable, and further may initiate foreclosure proceedings without notice to the Mortgagor, and the Mortgagor hereby vests the Mortgagee with full power and authority, upon the happening of any such default, to sell said property at public outcry at the front door of the Court House of said County, for cash to the highest bidder, after first giving notice of the time, place and terms of sale, together with a description of the property to be sold, by publication once a week for three (3) consecutive weeks in a newspaper published in said County; to make proper conveyance to the purchaser in the name of the Mortgagor; and the proceeds of said sale to apply, first, to the payment of the costs of said sale, including a reasonable attorney's fee, second, to the payment of the amount of said principal indebtedness, whether due or not, together with the unpaid interest thereon to the date of sale, and any amount that may be due the Mortgagee by virtue of any of the special liens herein declared; and third, the balance, if any, to pay over to the said Mortgagor;

         6. Any transfer by sale, gift, devise, operation of law, or otherwise, of the fee title interest in all or any portion of the mortgaged premises, without the written consent of Mortgagee, shall have the same consequences as an event of default respecting the indebtedness secured hereby, and upon such transfer, Mortgagee, without prior notice or the elapse of any period of grace or the right to cure, shall have the right to declare all sums secured hereby immediately due and payable, and, upon failure by Mortgagor to make such payment within thirty (30) days of written demand therefor, Mortgagee shall have the right to exercise all remedies provided in the note, this mortgage or otherwise at law;

         7. To pay promptly all taxes, assessments, liens, or other charges which may be, or become, effective against said property, regardless of whether or not the same may be excepted from the warranties hereinabove, together with all penalties, costs and other expenses incurred, or which may accrue, in connection therewith;

         8. To keep any buildings or other improvements now or which may hereafter be erected upon said property in good repair and condition and insured against fire and lightning and against other hazards, casualties and contingencies and for such periods as may be required by the Mortgagee, by policies issued by good and solvent insurance companies approved by the Mortgagee, which policies shall be deposited with the Mortgagee and shall provide that loss, if any, shall be payable to the Mortgagee as the Mortgagee's interest may appear, such policies to be in such amounts, not exceeding the insurable value of the said buildings or other improvements, as may be required by the Mortgagee. Notwithstanding the foregoing, the Mortgagor shall be permitted to remove all existing improvements on the real estate, so long as it is done so in compliance with all applicable ordinances and codes;

         9. The Mortgagor shall not cause or permit the presence, use, disposal, storage or release of any hazardous substance on or in the property which may be in violation of any environmental law


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enacted by any governing authority. The Mortgagor shall indemnify and hold harmless the Mortgagee, and all of their employees, agents, successors, attorneys and assigns from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence, subsequent to the date of this instrument, of a hazardous substance on, under or about Mortgagor's property or property leased by Mortgagor, including, but not limited to attorney's fees. This indemnity shall survive repayment of Mortgagor's obligations to the Mortgagee and the release of the mortgage, if any (whether by payment of the secured indebtedness or foreclosure or action in lieu thereof);

         10. That if the Mortgagee shall, upon the happening of any default hereunder, resort to litigation for the recovery of the sums hereby secured, or employ an attorney to collect said sums or to foreclose this mortgage under the power of sale herein or by bill in equity, the Mortgagor will pay all reasonable costs expenses, and attorney's fees thus incurred; and said costs, expenses, and attorney's fees, and any other sum or sums due the Mortgagee by virtue of any of the special liens herein declared, may be included in any judgment or decree rendered in connection with said litigation;

         11. That if the Mortgagor fails to perform any of the duties herein specified, the Mortgagee may perform the same, and for any sums expended by the Mortgagee in this behalf, the Mortgagee shall have an additional lien, secured by these presents, on said property;

         12. That in the event of litigation arising over the title to, or possession of, said property, the Mortgagee may prosecute or defend said litigation, and for any sum or sums expended by the Mortgagee in this behalf, including, but not limited to reasonable attorney's fees, the Mortgagee shall have an additional lien, secured by these presents, on said property;

         13. That at any sale under the powers herein, the Mortgagee may bid for and purchase said property like a stranger hereto, and in the event the Mortgagee should become the purchaser at said sale, either the auctioneer conducting the sale or the Mortgagee may execute a deed to the Mortgagee in the name of the Mortgagor;

         14. That the word "Mortgagee" wherever herein used, shall include all Mortgagees herein named, and their respective heirs, executors, administrators, successors and assigns, and the word "Mortgagor" wherever herein used, shall include all Mortgagors herein named, and their respective heirs, executors, administrators and successors; the masculine pronoun, wherever herein used, shall mean and include the appropriate feminine or neuter pronoun; wherever herein used, the singular number shall include the plural, and the plural number shall include the singular.


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         IN WITNESS WHEREOF, SOUTHWIND DEVELOPMENT COMPANY, L.L.C., a
corporation, the Mortgagor, has hereunto caused its corporate name to be signed by JULIAN B. MACQUEEN, its Managing Member, duly authorized, and MICHAEL A.DEJUSTO and M. KATHERINE DEJUSTO, the Mortgagees have hereunto set their hands and seals on this the 15th day of April 1998.

                                      SOUTHWIND DEVELOPMENT COMPANY, L.L.C.,
                                      A Limited Liability Company


                                      By:/s/ Julian B. MacQueen
                                      -------------------------
                                      JULIAN B. MACQUEEN
                                      Its: Managing Member



                                      /s/ Michael A. DeJusto(SEAL)
                                      ----------------------------
                                      MICHAEL A. DEJUSTO



                                      /s/ M. Katherine DeJusto(SEAL)
                                      ------------------------------
                                      M. KATHERINE DEJUSTO


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STATE OF Alabama

COUNTY OF Baldwin

         I, James R. Owen, Jr., the undersigned authority, a Notary Public in and for said County in said State, hereby certify that JULIAN B. MACQUEEN, whose name as Managing Member, of SOUTHWIND DEVELOPMENT COMPANY, L.L.C., a limited liability company, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day, that being informed of the contents of said instrument, he, as such managing member and with full authority, executed the same voluntarily for and as the act of said company on the day the same bears date.

         Given under my hand and seal this the 16th day of April 1998.

                                      /s/ James R. Owen, Jr.
                                      ----------------------
                                      Notary Public

My Commission Expires:
 2/20/2000


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STATE OF California

COUNTY OF Fresno

         I, Brenda Smith, the undersigned authority, a Notary Public in a for said County in said State, hereby certify that MICHAEL A. DEJUSTO, whose name signed to the foregoing instrument and who is known to me, acknowledged before me on this day, that being informed of the contents of said instrument, he executed the same voluntarily on the day the same bears date.

         Given under my hand and seal this the 15th day of April, 1998.

                                             /s/ Brenda Smith
                                             ----------------
                                             Notary Public

My Commission Expires:
9/11/98                                      [S E A L]
-------

STATE OF California

COUNTY OF Fresno

         I, Brenda Smith, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that M. KATHERINE DEJUSTO, whose name signed to the foregoing instrument and who is known to me, acknowledged before me on this day, that being informed of the contents of said instrument, she executed the same voluntarily on the day the same bears date.

         Given under my hand and seal this the 15th day of April, 1998.

                                             /s/ Brenda Smith
                                             ----------------
                                             Notary Public

My Commission Expires:
9/11/98                                      [S E A L]
-------


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